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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 26, 2001
                                                         ----------------

                              RAILWORKS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
             ------------------------------------------------------


        Delaware                          0-24639                 58-2382378
---------------------------             ------------            ---------------
State or other jurisdiction             (Commission             (IRS Employer
     of incorporation)                  File Number)            Identification)



                     6225 Smith Street, Baltimore, MD     21209
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (410) 580-6000
                                                           --------------




          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On January 26, 2001, RailWorks Corporation (the "Registrant") issued a press release announcing that it requested an oral hearing to appeal the determination of the Staff of the Nasdaq that the Registrant no longer qualifies for continued listing on the Nasdaq National Market because it has failed to maintain a minimum bid price of $5.00 per share. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibit 99.1 - Press Release dated January 26, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      January 26, 2001


                                                 RAILWORKS CORPORATION
                                                 ------------------------------
                                                     (Registrant)

                                          By:    /S/JOHN G. LARKIN
                                                 -----------------------------
                                                 John G. Larkin
                                                 Chief Executive Officer